Exhibit 31.1.1
Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for SCW
I, Floyd E. Wicks, Chief Executive Officer, certify that:
1)	I have reviewed this quarterly report on Form 10-Q/A for the period ended June 30, 2005 of Southern California Water Company (referred to as “SCW”);

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the SCW as of, and for, the periods presented in this report;

4)	SCW’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for SCW and have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to SCW, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of SCW’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	disclosed in this report any change in SCW’s internal control over financial reporting that occurred during SCW’s most recent fiscal quarter (SCW’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, SCW’s internal control over financial reporting.
5)	SCW’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the SCW’s auditors and the audit committee of SCW’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the SCW’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in SCW’s internal controls over financial reporting.

Dated: August 18, 2005	By:	/s/ FLOYD E. WICKS
Floyd E. Wicks
Chief Executive Officer

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